Income Taxes (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Percentage of valuation allowance against the asset amount	100.00%
Statutory federal corporate tax rate	21.00%	34.00%
Income tax rate description	The Company is currently assessing the extensive changes under the TCJ Act and its overall impact on the Company; however, based on its preliminary assessment of the reduction in the federal corporate tax rate from 35% to 21% to become effective on January 1, 2018, the Company currently expects that its effective tax rate for 2018 will be between 20% and 23%.
Federal and state net operating loss carry forwards	$ 12,800,000
Net operating loss carry forwards expire date	2034
Change in control percentage	50.00%
Tax Cuts and Jobs Act [Member]
Statutory federal corporate tax rate	21.00%
Income tax rate description	Reduction of the federal tax rate for corporations from 35% to 21% and changes or limitations to certain tax deductions.